UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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                         RED PEARL ACQUISITION CORP.
(Name of Registrant As Specified In Its Charter)

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PRELIMINARY COPY

RED PEARL ACQUISITION CORP.
106 Chelsea Parkway
Boothwyn, Pennsylvania 19061

INFORMATION STATEMENT REGARDING ACTIONS
BY WRITTEN CONSENT OF OUR SOLE STOCKHOLDER

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT
HAVE ALREADY BEEN APPROVED BY OUR SOLE STOCKHOLDER.

This Information Statement is being transmitted on or about October 29, 2007 to our sole stockholder of record as of October 17, 2007, for information about the corporate actions described below before they take effect, in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  No dissenters’ rights are afforded to our stockholders under Nevada law in connection with the corporate actions described below.  The cost of furnishing this Information Statement will be borne by us.

This Information Statement is being transmitted to our sole stockholder in connection with the corporate actions described below, as approved by our board of directors (our “Board”) and sole stockholder on October 17, 2007.  All necessary corporate approvals for such actions have been obtained.  This Information Statement is furnished solely for informational purposes, as required under the Exchange Act, before the corporate actions take effect.

APPROVAL BY OUR BOARD AND SOLE STOCKHOLDER OF THE
CHANGE OF OUR CORPORATE NAME TO LIGHTNING GAMING, INC.

On October 17, 2007, our Board adopted a resolution to amend our articles of incorporation to change our corporate name to Lightning Gaming, Inc. and to submit this amendment and name change to our sole stockholder for approval.  The amendment and name change were approved by our sole shareholder on that same date by written consent.

We are changing our corporate name to reflect our anticipated acquisition of Lightning Poker, Inc. (“Lightning Poker”) through a merger of Lightning Poker with our subsidiary, as reported in our Form 8-K filed with the Securities and Exchange Commission on October 4, 2007, and to conform our name to the activities of our subsidiary after the acquisition.  We have not yet consummated the merger to acquire Lightning Poker and there is no assurance that we will do so.  Our current corporate name, though, was selected by our previous owner and is not reflective of our current activities (which are to prepare for the acquisition of Lightning Poker) or future plans.  Therefore, our current owner saw no need to retain our current name prior to the acquisition.  The name change is not contingent upon our acquisition of Lightning Poker.

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Certificates for our stock that bear the name Red Pearl Acquisition Corp. will continue to represent shares in our company after the name change has become effective.  If, however, a stockholder wishes to acquire a stock certificate bearing the name Lightning Gaming, Inc. after the name change, the stockholder may do so by surrendering the old certificate to us with a request for a replacement certificate.

ADOPTION AND APPROVAL OF OUR 2007 EQUITY INCENTIVE PLAN
BY OUR BOARD AND SOLE STOCKHOLDER

On October 17, 2007, our Board adopted our 2007 Equity Incentive Plan (the “2007 Plan”) and directed that it be presented to our sole stockholder for approval.  The 2007 Plan was approved by our sole stockholder on that same date by written consent.  A brief description of the material features of the 2007 Plan is set forth below.  That description is qualified in its entirety by the terms of the 2007 Plan, which is attached to this Information Statement as Exhibit A and is incorporated herein.  When we refer to “our,” “us” or “we” in this description of the 2007 Plan, we generally mean our company, any of our subsidiaries or our parent company (if any).

Awards Available Under the 2007 Plan.  We may grant options to purchase shares of our common stock, or we may grant shares of our stock outright, for any or no consideration and subject to any restrictions as we determine (“Restricted Stock”).

Types of Options and Eligible Participants.  An incentive stock option (“ISO”), which is a stock option that qualifies under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), may be granted to any individual who is, at the time of the grant, a key employee of ours.  Non-qualified stock options (options that do not qualify under Section 422 of the Code) or Restricted Stock may be granted to our key employees, directors and consultants.

Administration and Eligibility.  The 2007 Plan will be administered initially by our Board, and later by our Board’s Compensation Committee if and when we establish it.  Our Board or the Compensation Committee, whichever administers the 2007 Plan, is referred to in this Information Statement as the “Administrator.”

The Administrator will be authorized to, among other things, set the terms of option and Restricted Stock grants (which may vary from participant to participant); amend the terms of such grants in appropriate cases; interpret the 2007 Plan; adopt regulations under the 2007 Plan; and select from among the eligible participants the persons to whom, and the times at which, options or Restricted Stock will be granted and the number of shares to be covered by each grant.

Available Stock, Grants and Exercise of Options.  We have reserved 2,500,000 shares of our common stock for issuance under the 2007 Plan (subject to anti-dilution adjustments, as explained below).  Shares that we issue under the 2007 Plan may be authorized but unissued shares or shares that we previously issued and reacquired.  If any option granted under the 2007 Plan expires, terminates or is forfeited or canceled, or if any Restricted Stock is forfeited and canceled, the shares subject to that option or the Restricted Stock (as the case may be) will be released and will become available for the grant of new options or Restricted Stock.

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The exercise price per share for an option will be not less than the fair market value per share of our stock on the date we grant the option.  However, if we grant an ISO to a beneficial owner of more than 10% of our stock (a “10% Stockholder”), then the exercise price will be not less than 110% of the fair market value of our stock on the grant date.

If an option is exercised, the exercise price will be payable (1) in cash or by check; (2) by the option holder’s tender of such number of shares of our stock as is equal in value to the exercise price; or (3) by a combination of such methods of payment.

Vesting and Exercisability of Options; Expiration or Termination; Transferability.  The Administrator will determine the vesting and exercisability schedule for each option grant, and that schedule will be set forth in the stock option agreement that we and the option holder execute.

If an option holder ceases to be our employee, director or consultant, other than due to death, disability or termination for cause, all then-exercisable options will remain exercisable for three months (or any longer period that we establish for that particular option) and will thereupon terminate, and all options that were not then presently exercisable will immediately terminate.  If an option holder dies or becomes disabled, then the option will be exercisable within one year after death or disability.  If we terminate an option holder’s relationship with us for cause, all of that person’s options will immediately terminate.  In the case of any particular grant of an option, though, we can establish different vesting, exercise and termination provisions from the generally applicable ones described above in this paragraph.

Subject to the events described above concerning termination of the option holder’s status as our employee, director or consultant, an option granted under the 2007 Plan will expire not later than ten years from the date on which it was granted (except in the case of an ISO granted to a 10% Stockholder, which will expire not later than five years from the grant date).

Options are not transferable other than by will or by the laws of descent and distribution.

Restricted Stock.  Grants of Restricted Stock will generally give the recipient the same voting and dividend rights as would apply to our stock that is not restricted.  However, Restricted Stock generally may not be sold, assigned, transferred, pledged, encumbered or otherwise disposed of, and if the recipient ceases to be our employee, director or consultant, the Restricted Stock will be forfeited to us, except as provided in the schedule for lapse of the restrictions (i.e. a vesting schedule) that the Administrator specifies in the Restricted Stock award.

Anti-Dilution Adjustments.  The number of shares allocated to the 2007 Plan, and to outstanding options and Restricted Stock granted thereunder, as well as the per-share exercise price of outstanding options, may be proportionately adjusted by the Administrator (without stockholder approval) for any change in the number of our issued and outstanding shares resulting from a stock split, stock divided or similar change in our capitalization.

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Effectiveness and Term.  The 2007 Plan became effective on October 17, 2007, when our Board adopted it.  The 2007 Plan will expire on October 16, 2017 and no options or Restricted Stock may be granted under the 2007 Plan after that date.  Our sole stockholder also approved the 2007 Plan (as the 2007 Plan requires) on October 17, 2007, but that approval will not be deemed effective until 20 days after this Information Statement has been transmitted to our sole stockholder.  Expiration of the 2007 Plan will not affect the validity of outstanding options or Restricted Stock granted prior to expiration.

Special Provisions in the Event of a Corporate Acquisition.  If we acquire another company (such as Lightning Poker) and the employees or directors of the acquired company hold options or restricted stock in that company, we may grant options or Restricted Stock under the 2007 Plan to those individuals in substitution for their options or restricted stock in the acquired company.  We may set the same or substantially the same terms for those new options or the new Restricted Stock as the terms that were applicable to the options or restricted stock of the acquired company, even if those terms differ from the terms described in this summary of the 2007 Plan (but we generally will not take such action if it would subject the new option or Restricted Stock to adverse tax consequences under Section 409A of the Code).

Effect of Change in Control Transactions.  If there is a change in control of our company, then we may do any of the following with respect to then-outstanding options or Restricted Stock:

1.  arrange for the surviving or successor entity to grant substantially equivalent replacement options or restricted stock, subject to the satisfaction of certain conditions under the Code, or to assume the obligations of the options or Restricted Stock that we granted;

2.  terminate the options or Restricted Stock and give option holders at least seven days within which to exercise the options (to the extent they were already exercisable);

3.  accelerate the vesting and exercisability of the options or remove the restrictions on the Restricted Stock; or

4.  change the terms of the options or Restricted Stock to reflect the terms of the change in control transaction.

Replacement of Outstanding Options.  With the consent of option holders and subject to Section 409A of the Code, we can cancel or accept the surrender of outstanding options and issue, in replacement therefor, new options covering the same or a different number of shares and having a per share exercise price equal to the per-share fair market value of our stock on the date of the new grant (which could be lower than the exercise price of the options that are being replaced).

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Amendments.  We will have broad authority to amend the 2007 Plan or the terms of outstanding options or Restricted Stock granted under the 2007 Plan, without stockholder approval.  However, we can not lower the exercise price of an outstanding option (but we can issue replacement options at a lower exercise price, as stated in “Replacement of Outstanding Options” above), take actions that would cause an outstanding ISO to lose its tax-qualified status or take certain other actions that would have adverse consequences to holders of then-outstanding options.  Furthermore, we would need stockholder approval to change the class of employees who are eligible to receive ISOs, increase the maximum number of shares as to which ISOs may be granted, extend the term of the 2007 Plan with respect to the granting of ISOs, or amend the 2007 Plan in any other way that would require shareholder approval under laws or rules that apply to us.

Certain Federal Income Tax Consequences of Stock Options.  Our grant of an ISO will not result in federal income tax consequences to the option holder or to us.  A person will recognize no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and we will have no tax deduction at the time of the exercise of the ISO.  If a person disposes of shares that he acquired through the exercise of an ISO, the tax consequences will depend on how long he held the shares.  If he does not dispose of the shares within two years after we granted the ISO, nor within one year after the ISO was exercised, he will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price of the ISO.  We will not be entitled to any tax deduction under these circumstances.  If he fails to satisfy either of those holding periods, he will recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”).  The amount of such ordinary income generally is the lesser of (1) the difference between the amount realized on the disposition and the exercise price or (2) the difference between the fair market value of the shares on the exercise date and the exercise price.  Any gain in excess of the amount taxed as ordinary income will be treated as a long-term or short-term capital gain, depending on whether the shares were held for more than one year.  In the year of the disqualifying disposition, we will be entitled to a tax deduction equal to the amount of ordinary income recognized by the selling shareholder, subject to any limitations imposed by Section 162(m) of the Code (dealing with certain limits on deductions for executive compensation).

The “spread” under an ISO – the difference between the fair market value of the shares on the date of exercise and the exercise price – is classified as an item of adjustment for the option holder in the year the option is exercised, for purposes of the alternative minimum tax.

The grant of a non-qualified stock option will not result in federal income tax consequences to the option holder or to us.  Upon exercising a non-qualified stock option, a person will be subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise.  This income will be subject to federal withholding taxes.  We will be entitled to a tax deduction in the amount of the income recognized by that option holder, subject to any limitations imposed by Section 162(m) of the Code.  Any gain or loss on the subsequent disposition of the shares will receive long-term or short-term capital gain or loss treatment, depending on whether the shares were held for more than one year following exercise of the option.  We will not get a tax deduction for any such gain.

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Certain Federal Income Tax Consequences of Restricted Stock.  A recipient will not recognize federal taxable income upon the grant of Restricted Stock, unless he makes an election under Section 83(b) of the Code (a “Section 83(b) Election”).  If the recipient makes a Section 83(b) Election within 30 days of the date of the grant, he will recognize ordinary compensation income for the year in which the Restricted Stock is granted, equal to the difference between the fair market value of the stock at the time of the grant and the price he paid for the stock, if any.  If a recipient makes a Section 83(b) Election and later forfeits the Restricted Stock, he will not be permitted to reverse the amount of ordinary income recognized, but he will be entitled to a capital loss deduction for such amount.  If a Section 83(b) Election is not made, the recipient will recognize ordinary compensation income at the time that the forfeiture provisions or restrictions lapse, in an amount equal to the difference between the fair market value of the stock at the time of such lapse and the original price he paid for the stock, if any.

A recipient will have a tax basis in the Restricted Stock equal to the sum of the price paid, if any, and the amount of ordinary compensation income recognized.

Upon the disposition of stock acquired pursuant to a Restricted Stock award, a person will recognize a capital gain or loss equal to the difference between the sale price of the stock and his tax basis in the stock.  The gain or loss will be a long-term capital gain or loss if the shares have been held for more than one year.  For this purpose, the holding period will begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the date the Restricted Stock is granted if a Section 83(b) Election is made.

We generally will be entitled to a business expense deduction equal to any ordinary compensation income recognized by a recipient of Restricted Stock at the time of such recognition.  Any such deduction, though, will be subject to the limitations of Section 162(m) of the Code.  In general, the sale of any stock acquired under a Restricted Stock grant will not result in any tax consequences to our company.

Cautionary Statement Regarding Tax Consequences.  The foregoing summaries of the federal income tax consequences of transactions under the 2007 Plan are based upon federal income tax laws and regulations in effect on the date of this Information Statement.  The summaries do not purport to be complete, and do not discuss foreign, state or local tax consequences.

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NEW PLAN BENEFITS

We can not fully determine at this time the amounts and recipients of future stock option and Restricted Stock grants under the 2007 Plan because such grants will be based in part upon our future performance, the future composition of our Board, our future key employees and their respective compensation objectives.

After we acquire Lightning Poker, we plan to grant options under the 2007 Plan to officers and directors of Lightning Poker in substitution for Lightning Poker stock options that they hold.  Those newly granted options will have the same or substantially the same terms as the Lightning Poker options that will be replaced.  Based on the currently outstanding Lightning Poker options, we expect to grant options to the following Lightning Poker officers and directors on the following terms, in replacement for their current Lightning Poker options:

Name and Position with Lightning Poker	Number of Shares	Exercise Price Per Share	Vesting Schedule	Expiration Date
Ron Skotarczak, President and Director	288,000	$1.10	20% on November 14 of each year commencing in 2006	Options for 240,000 shares: 8/31/16 Options for 48,000 shares: 9/5/16
Robert Ciunci, Chief Financial Officer	150,000	$1.10	20% on January 8 of each year commencing in 2008	1/8/17
Ian Frisbie, Chief Technology Officer	280,000	$1.10	20% on December 1 of each year commencing in 2006	12/1/15
Albert Keyack, Corporate Secretary	100,000	$1.10	20% on May 21 of each year commencing in 2008	5/21/17
Brian Haveson, Chairman, Chief Executive Officer and Director	500,000	$2.56	20% on August 8 of each year commencing in 2008	8/8/12

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In addition to the options reported above, after we acquire Lightning Poker we expect to grant options for a total of 573,000 shares under the 2007 Plan to non-executive Lightning Poker employees in substitution for Lightning Poker stock options that they hold.  The weighted average exercise price per share of those Lightning Poker options is $1.23, which will be the same for the replacement options that we grant to those employees under the 2007 Plan.

There are no outstanding grants of restricted stock under Lightning Poker’s Equity Incentive Plan, and we do not have any specific plans at the present time to grant Restricted Stock.

We plan to register the options and shares allocated to the 2007 Plan under the Securities Act of 1933, as amended (the "Securities Act"), after we acquire Lighting Poker and at least 60 days have elapsed from our public report of that acquision in a Form 8-K filing with the Securities and Exchange Commission.  We do not plan to grant options or Restricted Stock under the 2007 Plan prior to registration under the Securties Act.

DISSENTERS’ RIGHTS

Under Nevada law stockholders are not entitled to dissenters’ rights of appraisal with respect to our name change or adoption of the 2007 Plan.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of October 17, 2007, 3,000,000 shares of our common stock were issued and outstanding.  Each holder of common stock is entitled to one vote for each share held by such holder.

Security Ownership of Beneficial Owners and Management

The following table sets forth information as of October 17, 2007 regarding the beneficial ownership of our common stock by our sole stockholder, who is also the sole member of our Board and our sole executive officer.  The person listed below has sole voting and investment power with respect to all of his shares.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent of Outstanding Shares
Brian D. Haveson[1] 106 Chelsea Parkway Boothwyn, Pennsylvania 19061	3,000,000	100%

_____________

1 Mr. Haveson is the sole member of our Board and is our President, Secretary, Treasurer and sole executive officer.

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Change in Control

A change in control of our company occurred on August 27, 2007, when Brian D. Haveson purchased all of our outstanding stock from Golden Buffalo, LLC at a cash price of $40,000.  Mr. Haveson acquired the funds for the purchase through a loan from Lightning Poker and pledged our stock to Lightning Poker as security for that loan.  The loan matures on December 31, 2007 and can be repaid in cash or by delivery of all of our pledged stock to an affiliate of Lightning Poker (or by a combination of cash and our stock).  After Mr. Haveson acquired our stock, he became the sole member of our Board and our President, Secretary, Treasurer and sole executive officer.  Mr. Haveson acquired our stock to facilitate, and in contemplation of, our acquisition of Lightning Poker through a merger with our subsidiary.  Mr. Haveson intends to change our Board and management prior to, or in connection with, the merger.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Neither our current sole executive officer and director, nor our prior sole executive officer and director before our change in control described above, has received or is receiving any compensation from us for services rendered to us since our inception and we have had no employment agreements or other compensation arrangements with either of them.

If and when we acquire Lightning Poker, we expect that the members of our Board and our executive officers will change and we will implement compensation arrangements for them.

EFFECTIVE DATE OF CORPORATE ACTIONS

Pursuant to Rule 14c-2 under the Exchange Act, the amendment of our articles of incorporation to change our corporate name to Lightning Gaming, Inc. will not be effective until at least 20 days after the date on which this Information Statement has been transmitted to our sole stockholder.  We anticipate filing the certificate of amendment of our articles of incorporation with the Secretary of State of the State of Nevada on or about November 15, 2007, at which time the amendment and our name change will become effective.  Stockholder approval of the 2007 Plan will automatically become effective 20 days after the date on which this Information Statement has been transmitted to our sole stockholder.

VOTING REQUIREMENTS

The affirmative vote of holders of a majority of our outstanding voting stock is required to amend our articles of incorporation for the name change, and to approve the 2007 Plan.  We have already obtained the written consent of our sole stockholder.  Therefore, the amendment of our articles of incorporation and the 2007 Plan have been approved and no further votes will be needed.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person who has been our director or officer (and none of their respective associates) has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment of our articles of incorporation to change our name from Red Pearl Acquisition Corp. to Lightning Gaming, Inc.

After we acquire Lightning Poker, Brian D. Haveson, our sole director and officer, will likely receive options under the 2007 Plan in substitution for the Lightning Poker stock options he presently has, as discussed in “New Plan Benefits” above.  He may also receive additional options or Restricted Stock under the 2007 Plan from time to time as the Administrator determines in the future.

By Order of the Board of Directors

Brian D. Haveson
President, Secretary and Treasurer

Dated: October 29, 2007

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EXHIBIT A

RED PEARL ACQUISITION CORP.

2007 EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

1.	Purpose.	1

2.	Definitions.	1
	(a) “Award”	1
	(b) “Award Agreement”	1
	(c) “Board”	1
	(d) “Cause”	1
	(e) “Change in Control”	1
	(f) “Code”	2
	(g) “Committee”	2
	(h) “Company”	2
	(i) “Disability”	2
	(j) “Exchange Act”	2
	(k) “Fair Market Value”	2
	(l) “ISO”	3
	(m) “More-Than-10-Percent Shareholder”	3
	(n) “NQSO”	3
	(o) “Option”	3
	(p) “Participant”	3
	(q) “Plan”	3
	(r) “Related Corporation”	3
	(s) “Restricted Stock”	3
	(t) “Shares”	3
	(u) “Treas. Reg.”	3

3.	Administration.	4

4.	Effective Date and Term of Plan.	5
	(a) Effective Date.	5
	(b) Term of Plan.	5

5.	Shares Subject to the Plan.	5
	(a) Limits.	5
	(b) Special Rules.	5

6.	Eligibility.	5

7.	Types of Awards.	5

7.1	Options.	5
	(a) Kinds of Options.	5
	(b) $100,000 Limit.	5
	(c) Exercise Price.	6
	(d) Term of Options.	6
	(e) Exercise of Options.	6
	(f) Payment for Shares.	6

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7.2	Restricted Stock.	7
	(a) General Requirements.	7
	(b) Rights as a Stockholder.	7
	(c) Restrictions.	7
	(d) Notice of Tax Election.	7
	(e) Dividend Rights.	7

8.	Events Affecting Outstanding Awards	7

8.1	Termination of Service (Other Than by Death or Disability).	7
	(a) Options.	7
	(b) Restricted Stock.	8

8.2	Death or Disability.	8
	(a) Options.	8
	(b) Restricted Stock.	8

8.3	Capital Adjustments.	8

8.4	Certain Corporate Transactions.	8

9.	Amendment or Termination of the Plan.	9
	(a) In General.	9
	(b) Manner of Shareholder Approval.	10

10.	Miscellaneous.	10

10.1	Documentation of Awards.	10

10.2	Rights as a Stockholder.	10

10.3	Conditions on Delivery of Shares.	10

10.4	Listing and Registration of Shares.	10

10.5	Compliance with Rule 16b-3.	11

10.6	Taxes.	11
	(a) Payment to Company.	11
	(b) Election to Withhold Shares.	11

10.7	Transferability of Options	11

10.8	Registration.	12

10.9	Acquisitions.	12

10.10	Replacement of Outstanding Options.	12

10.11	Employment/Service Rights.	12

10.12	Indemnification of Board and Committee.	12

10.13	Application of Funds.	13

10.14	Termination of Service.	13

10.15	Governing Law.	13

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RED PEARL ACQUISITION CORP.

2007 EQUITY INCENTIVE PLAN

WHEREAS, Red Pearl Acquisition Corp. (the “Company”) desires to have the ability to award certain equity-based benefits to certain key employees, consultants and directors of the Company and its Related Corporations (as defined in Section 2(r));

NOW, THEREFORE, the Red Pearl Acquisition Corp. 2007 Equity Incentive Plan is hereby adopted under the following terms and conditions:

1.  Purpose.   The Plan is intended to provide a means whereby the Company may grant ISOs (as defined in Section 2(l)) to key employees and grant NQSOs (as defined in Section 2(n)) and Restricted Stock (as defined in Section 2(s)) to key employees, consultants and directors.  Thereby, the Company expects to attract and retain such individuals and to motivate them to exercise their best efforts on behalf of the Company and its Related Corporations.

2.  Definitions.

(a)  “Award” shall mean an award or grant of an Option or Restricted Stock under the Plan.

(b)  “Award Agreement” shall mean a written document evidencing an Award.

(c)  “Board” shall mean the board of directors of the Company.

(d)  “Cause” shall mean the Participant has:
(i)  materially failed to perform his or her stated duties and not cured such failure (if curable) within 15 days of his or her receipt of written notice of the failure;
(ii)  demonstrated his or her personal dishonesty;
(iii)  engaged in willful misconduct;
(iv)  engaged in a breach of fiduciary duty involving personal profit;
(v)  willfully violated any law, rule, or regulation, or final cease-and-desist order (other than traffic violations or similar offenses); or
(vi)  engaged in other serious misconduct of such a nature that the continuation of the Participant’s status as an employee, consultant or director may reasonably be expected to affect the Company and its Related Corporations adversely.

(e)  “Change in Control” shall mean the occurrence of any of the following:
(i)  A person, including a “group” as such term is used in Section l3(d)(3) of the Exchange Act becomes the beneficial owner, directly or indirectly, of 50.1% or more of the total voting power or fair market value of stock of the Company.

(ii)  There is a sale of all or substantially all the assets of the Company.
(iii)  There is a merger or consolidation of the Company as a result of which the individuals and entities who were the beneficial owners of the stock of the Company do not beneficially own, immediately after such merger or consolidation, directly or indirectly, 50.1% or more of the total voting power and fair market value of the stock resulting from such merger or consolidation in substantially the same proportion as their ownership of the stock of the Company prior to such merger or consolidation.

(f)  “Code” shall mean the Internal Revenue Code of 1986, as amended.

(g)  “Committee” shall mean the Compensation Committee of the Board, which shall consist solely of not fewer than two directors of the Company who shall be appointed by, and serve at the pleasure of, the Board (taking into consideration on and after such date, if any, on which the Company first registers equity securities under Section 12 of the Exchange Act, the rules under section 16(b) of the Exchange Act and the requirements of section 162(m) of the Code), or if no such committee has been established, the entire Board.

(h)  “Company” shall mean Red Pearl Acquisition Corp., a Nevada corporation (subject to any future corporate name change that may be made).

(i)  “Disability” shall mean separation from service as a result of a Participant’s “permanent and total disability,” as defined in section 22(e)(3) of the Code.

(j)  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)  “Fair Market Value” shall mean the following, arrived at by a good faith determination of the Committee:
(i)  if there are sales of Shares on a national securities exchange or in an over-the-counter market on the date of grant (or on such other date as value must be determined), then the mean between the highest and lowest quoted selling price on such date; or
(ii)  if there are no such sales of Shares on the date of grant (or on such other date as value must be determined) but there are such sales on dates within a reasonable period both before and after such date, the weighted average of the means between the highest and lowest selling price on the nearest date before and the nearest date after such date on which there were such sales; or
(iii)  except with respect to NQSOs, if actual sales are not available during a reasonable period beginning before and ending after the date of grant (or on such other date as value must be determined), then the mean between the bid and asked price on such date as reported by the National Quotation Bureau; or
(iv)  if paragraphs (i) through (iii) above are not applicable, then such other method of determining fair market value as shall be adopted by the Committee; provided that with respect to ISOs, such method is permissible under section 422 of the Code, and with respect to NQSOs, such method is permissible under section 409A of the Code.

Where the Fair Market Value of Shares is determined under paragraph (ii) above, the average of the quoted closing prices on the nearest date before and the nearest date after the last business day before the specified date shall be weighted inversely by the respective numbers of trading days between the dates of reported sales and the valuation date, in accordance with Treas. Reg. § 20.2031-2(b)(1) or any successor thereto.

(l)  “ISO” shall mean an Option which, at the time such Option is granted under the Plan, qualifies and by its terms is intended to qualify as an incentive stock option, as such term is used in section 422 of the Code.

(m)  “More-Than-10-Percent Shareholder” shall mean any individual who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the aggregation rules of section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of shares of the Company or of a Related Corporation.

(n)  “NQSO” shall mean an Option that, at the time such Option is granted to a Participant does not meet the definition of an ISO, whether or not it is designated as a nonqualified stock option in the Award Agreement.

(o)  “Option” is an award entitling the Participant on exercise thereof to purchase Shares at a specified exercise price.  An Option may be an ISO or an NQSO.

(p)  “Participant” shall mean a key employee, consultant or director of the Company or a Related Corporation who has been granted an Award.

(q)  “Plan” shall mean the Red Pearl Acquisition Corp. 2007 Equity Incentive Plan, as set forth herein and as it may be amended from time to time.

(r)  “Related Corporation” shall mean either a “subsidiary corporation” of the Company (if any), as defined in section 424(f) of the Code, or the “parent corporation” of the Company (if any), as defined in section 424(e) of the Code.

(s)  “Restricted Stock” shall mean an Award that grants the recipient Shares (for any or no consideration) subject to restrictions that are determined by the Committee and issued under Section 7 of the Plan.

(t)   “Shares” shall mean shares of common stock of the Company.

(u)  “Treas. Reg.” means the regulations currently in force as final or temporary that have been issued by the U.S. Department of Treasury pursuant to its authority under the Code.

3.  Administration.

(a)           The Plan shall be administered by the Committee.  Each member of the Committee, while serving as such, shall be deemed acting in his or her capacity as a director of the Company.  Acts approved by a majority of the members of the Committee at a meeting at which a quorum is present, or acts without a meeting reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.  Any authority of the Committee (except for the authority described in subsection (b)(i)-(iv) and (vii) below which may only be exercised by the Committee) may be delegated to a Plan administrator.

(b)           The Committee shall have the authority:
(i)  to select the key employees, consultants and directors of the Company or a Related Corporation to be granted Awards and to grant such Awards at such time or times as it may choose;
(ii)  to determine the type and size of each Award, including the number of Shares subject to the Award;
(iii)  to determine the terms and conditions of each Award;
(iv)  to amend an existing Award in whole or in part (including the extension of the exercise period for any NQSO to a date no later than the later of the 15th day of the third month following the date at which, or December 31 of the calendar year in which, the Option would have otherwise expired), except that the Committee may not (A) lower the exercise price of any Option, (B) extend the term of any ISO, or (C) without the consent of the Participant holding the Award, take any action under this clause if such action would adversely affect the rights of such Participant;
(v)  to adopt, amend and rescind rules and regulations for the administration of the Plan;
(vi)  to interpret the Plan and decide any questions and settle any controversies that may arise in connection with it; and
(vii)  to adopt such modifications, amendments, procedures, sub-plans and the like which may be inconsistent with the provisions of the Plan, as may be necessary to comply with the laws and regulations of other countries in which the Company and its Related Corporations operate in order to assure the viability of Awards to individuals in such other countries.

Such determinations and actions of the Committee, and all other determinations and actions of the Committee made or taken under authority granted by any provision of the Plan, shall be conclusive and shall bind all parties.  Nothing in this subsection (b) shall be construed as limiting the power of the Board or the Committee to make the adjustments described in Sections 8. 3 and 8.4.

4.  Effective Date and Term of Plan.

(a)  Effective Date.  The Plan, having been adopted by the Board on October 17, 2007, shall become effective on that date, but shall be subject to the approval of the shareholders of the Company pursuant to Section 9(b).  Awards may be granted under the Plan before such shareholder approval (but after the Board’s adoption of the Plan), subject to such shareholder approval.

(b)  Term of Plan. No Awards may be granted after October 16, 2017.

5.  Shares Subject to the Plan.

(a)  Limits. The aggregate number of Shares that are allocated to the Plan and may be issued pursuant to Awards is 2,500,000, all of which may (but need not) be issued with respect to ISOs.

(b)  Special Rules. The number of Shares specified in subsection (a) above shall be subject to the adjustments described in Section 8.3.  Shares issued under the Plan may be authorized but unissued Shares or reacquired Shares, and the Company may purchase Shares required for this purpose, from time to time, if it deems such purchase to be advisable.  Any Shares still subject to an Option which expires or otherwise terminates for any reason whatsoever (including, without limitation, the surrender thereof) without having been exercised in full, any Shares still subject to an Award that is forfeited and any Shares withheld for the payment of taxes with respect to an Award shall continue to be available for Awards and issuance under the Plan.

6.  Eligibility.

  Except as otherwise provided, key employees, consultants and directors of the Company or a Related Corporation shall be eligible to receive Awards under the Plan.  More than one Award may be granted to a key employee, consultant or director under the Plan.

7.  Types of Awards.

7.1  Options.

(a)  Kinds of Options. Both ISOs and NQSOs may be granted by the Committee under the Plan.  ISOs may only be granted to key employees of the Company or of a Related Corporation.  Once an ISO has been granted, no action by the Committee that would cause the Option to lose its status as an ISO under the Code will be effective without the consent of the Participant holding the Option.

(b)  $100,000 Limit. The aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by a key employee during any calendar year (counting ISOs under this Plan and under any other stock option plan of the Company or a Related Corporation) shall not exceed $100,000.  If an Option intended as an ISO is granted to a key employee and the Option may not be treated in whole or in part as an ISO pursuant to the $100,000 limit, the Option shall be treated as an ISO to the extent it may be so treated under the limit and as an NQSO as to the remainder.  For purposes of determining whether an ISO would cause the limit to be exceeded, ISOs shall be taken into account in the order granted.  The annual limits set fort above for ISOs shall not apply to NQSOs.

(c)  Exercise Price. The exercise price of an Option shall be determined by the Committee, provided that the exercise price shall not be less than the greater of (A) 100% (110% in the case of an ISO granted to a More-Than-10-Percent Shareholder) of the Fair Market Value of the Shares subject to the Option, determined as of the time the Option is granted, or (B) the par value per Share.

(d)  Term of Options. The term of each Option may not be more than ten years (five years, in the case of an ISO granted to a More-Than-10-Percent Shareholder), from the date the Option was granted, or such earlier date as may be specified in the Award Agreement.

(e)  Exercise of Options. An Option shall become exercisable upon a Change in Control and at such other time or times as the Committee may specify in the Award Agreement.  The Committee may at any time and from time to time accelerate the time at which all or any part of the Option may be exercised.  Any exercise of an Option must be in writing, signed by the proper individual, and delivered or mailed to the Company, accompanied by (A) any other documents required by the Committee and (B) payment in full in accordance with subsection (f) below for the number of Shares for which the Option is exercised.  Only full shares shall be issued under the Plan, and any fractional share that might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

(f)  Payment for Shares. The Award Agreement shall set forth the following alternatives relating to the payment of the exercise price:
(i)  in cash or by check (acceptable to the Committee), bank draft, or money order payable to the order of the Company;
(ii)  in Shares previously acquired by the Participant; provided, however, that if such Shares were acquired through the exercise of an ISO and are used to pay the Option price of an ISO, the Committee may require in the Award Agreement that such Shares have been held by the Participant for a period of not less than the holding period described in section 422(a)(1) of the Code on the date of exercise;
(iii)  in Shares newly acquired by the Participant upon the exercise of the Option (which shall constitute a disqualifying disposition in the case of an Option which is an ISO); or
(iv)  by any combination of the above-listed forms of payment.

If the Option price is paid, in whole or in part, with Shares, the portion of the Option price so paid shall be equal to the Fair Market Value on the date of exercise of the Option of the Shares surrendered in payment of such Option price.

7.2  Restricted Stock.

(a)  General Requirements. The Committee may issue or transfer Restricted Stock (for any or no consideration) to any key employee, consultant or director of the Company or a Related Corporation.

(b)  Rights as a Stockholder. Unless the Committee determines otherwise, a Participant who receives Restricted Stock shall have certain rights of a shareholder with respect to the Restricted Stock, including voting and dividend rights (in accordance with subsection (e), below), subject to the restrictions described in subsection (c) below and any other conditions imposed by the Committee at the time of grant.  Unless the Committee determines otherwise, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such Shares are free of all restrictions under the Plan.

(c)  Restrictions. Except as otherwise specifically provided by the Plan, Restricted Stock may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of, and if the Participant cease to be an employee, consultant or director of any of the Company and its Related Corporations for any reason, must be forfeited to the Company.  These restrictions will lapse at such time or times, and on such conditions, as the Committee may specify in the Award Agreement.  Upon the lapse of all restrictions, the Shares will cease to be Restricted Stock for purposes of the Plan.  The Committee may at any time accelerate the time at which the restrictions on all or any part of the Shares will lapse.

(d)  Notice of Tax Election. Any Participant making an election under section 83(b) of the Code for the immediate recognition of income attributable to an Award of Restricted Stock must provide a copy of such election to the Company within ten days of the filing of such election with the Internal Revenue Service.

(e)  Dividend Rights. Dividends payable with respect to dividend rights attributable to a Restricted Stock Award shall be paid to the Participant at the same time such dividends are paid to other individuals who own Shares.

8.  Events Affecting Outstanding Awards.

8.1  Termination of Service (Other Than by Death or Disability). If a Participant ceases to be an employee, consultant or director of any of the Company and its Related Corporations for any reason other than death or Disability, then the following shall apply:

(a)  Options. Except as otherwise set forth in the Award Agreement and except in the event of a termination of service for Cause, all Options held by the Participant that were not exercisable immediately before the Participant’s termination of service shall terminate at that time.  Any Options that were exercisable immediately before the termination of service will continue to be exercisable for three months (or, with respect to NQSOs, for such longer  period as set forth in the Award Agreement), and shall thereupon terminate.  In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section.  For purposes of this Section, a termination of service shall not be deemed to have resulted by reason of a sick leave or other bona fide leave of absence.  In the event of a termination of service for Cause, all Options held by the Participant (whether or not they are exercisable) shall terminate at that time.

(b)  Restricted Stock. Except as otherwise set forth in the Award Agreement, all Restricted Stock held by the Participant at the date of termination of service must be transferred to the Company (and, if the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant) and as provided in Section 7.2.

8.2  Death or Disability. If a Participant dies or incurs a Disability, the following shall apply:

(a)  Options. Except as otherwise set forth in the Award Agreement, all Options held by the Participant immediately before death or Disability, as the case may be, to the extent then exercisable, may be exercised by the Participant or by the Participant’s legal representative (in the case of Disability), or by the Participant’s executor or administrator or by the individual(s) to whom the Option is transferred by will or the laws of descent and distribution, at any time within the one-year period ending with the first anniversary of the Participant’s death or Disability, and shall thereupon terminate.  In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section.  Except as otherwise determined by the Committee, all Options held by a participant immediately before death or Disability that are not then exercisable shall terminate at the date of death or Disability.

(b)  Restricted Stock. Except as otherwise set forth in the Award Agreement, all Restricted Stock held by the Participant at the date of death or Disability, as the case may be, must be transferred to the Company (and, if the certificates represent such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant).

8.3  Capital Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the maximum number of Shares that may be delivered under the Plan (including the number of Shares that may be delivered with respect to ISOs) and the maximum number of Shares with respect to which Awards may be granted to any Participant (as well as the exercise price per Share under outstanding Options), in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall be proportionately adjusted by the Committee.

8.4  Certain Corporate Transactions.

(a)           If  a corporate transaction occurs (such as a merger, consolidation, sale of all or substantially all of the assets of the Company or sale of more than 50% of the outstanding shares of the Company’s stock, separation, reorganization), each outstanding Award shall be assumed by the surviving or successor entity; provided, however, that if a corporate transaction, which would result in a Change in Control is proposed, the Committee may terminate all or a portion of any outstanding Award, effective upon the closing of such transaction, if it determines that such termination is in the best interests of the Company.  If the Committee decides to terminate outstanding Options, the Committee shall give each Participant holding an Option to be terminated not less than seven days’ notice before any such termination, and any Option that is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including, the date immediately preceding such termination.  Further, the Committee, in its discretion, may: (i) accelerate, in whole or in part, the date on which any or all Options, vest; and/or (ii) remove the restrictions from the outstanding Restricted Stock.  The Committee also may, in its discretion, change the terms of any outstanding Award to reflect the corporate transaction, provided that, in the case of ISOs, such change would not constitute a “modification” under section 424(h) of the Code and in the case of NQSOs, such change does not constitute a “modification” under Treas. Reg. §1.409A-1(b)(5)(v)(B), unless the Participant consents to the change.

(b)           With respect to an outstanding Award held by a Participant who, following the corporate transaction, will be employed by or otherwise provide services to an entity which is a surviving or acquiring entity in such transaction or a Related Corporation of such an entity, the Committee may, in lieu of the action described in subsection (a) above, arrange to have such surviving or acquiring entity or Related Corporation grant to the Participant a replacement award which, in the judgment of the Committee, is substantially equivalent to the Award; provided that in the case of a replacement option, the requirements of Treas. Reg. §1.424-1 are met with respect to ISOs and would be met if NQSOs were ISOs.  For this purpose, the requirements of Treas. Reg. §1.424-1(a)(5)(iii) are deemed met if the ratio of the exercise price to the Fair Market Value of the shares subject to the replacement option immediately after the transaction is not greater than the ratio of the exercise price to the Fair Market Value of the Shares immediately before the transaction.

9.  Amendment or Termination of the Plan.

(a)  In General. The Board, pursuant to a written resolution, may from time to time suspend or terminate the Plan or amend it, and, except as provided in Sections 3(b)(iv), 7.1(a), and 8.4(a), the Committee may amend any outstanding Awards in any respect whatsoever, unless such approval is required under applicable laws.
(i)  no amendment may be made that would:
a)  change the class of employees eligible to participate in the Plan with respect to ISOs;
b)  except as permitted under Section 8.3, increase the maximum number of Shares with respect to which ISOs may be granted under the Plan; or
c)  extend the duration of the Plan under Section 4(b) with respect to any ISOs granted hereunder;
(ii)  no amendment may be made that would require shareholder approval under an applicable law or exchange listing rule.

Notwithstanding the foregoing, no such suspension, termination or amendment shall materially impair the rights of any Participant holding an outstanding Award without the consent of such Participant, unless such suspension, termination or amendment is necessary to comply with applicable law.

(b)  Manner of Shareholder Approval. The approval of shareholders must comply with all applicable provisions of the corporate charter and bylaws of the Company, and applicable state law prescribing the method and degree of shareholder approval required for the issuance of corporate stock or options.  If the applicable state law does not prescribe a method and degree of shareholder approval in such cases, the approval of shareholders must be effected:
(i)  by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval (i.e., an action on which shareholders would be entitled to vote if the action were taken at a duly held shareholders’ meeting); and
(ii)  by a majority of the votes cast (including abstentions, to the extent abstentions are counted as voting under applicable state law), in a separate vote at a duly held shareholders’ meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.

10.  Miscellaneous.

10.1  Documentation of Awards. Awards shall be evidenced by such Award Agreements, if any, as may be prescribed by the Committee from time to time.  Such instruments may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which will evidence agreement to the terms thereof.

10.2  Rights as a Stockholder. Except as specifically provided by the Plan or an Award Agreement, the receipt of an Award shall not give a Participant rights as a shareholder; instead, the Participant shall obtain such rights, subject to any limitations imposed by the Plan or the Award Agreement, upon the actual receipt of Shares.  Before issuance of a stock certificate to a Participant, and if provided in the Award Agreement, the Participant shall be required to sign a Shareholders Agreement and the certificate(s) representing such Shares shall bear a legend to the effect that the Participant’s rights as a shareholder are subject to such Shareholders Agreement.

10.3  Conditions on Delivery of Shares. The Company shall not deliver any Shares pursuant to the Plan or remove restrictions from Shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until all applicable federal and state laws and regulations have been complied with and (iii) if the outstanding Shares are at the time of such delivery listed on any stock exchange or market, until the Shares to be delivered have been listed or authorized to be listed on such exchange or market.  If an Option is exercised by the Participant’s legal representative, the Company will be under no obligation to deliver Shares pursuant to such exercise until the Company is satisfied as to the authority of such representative.

10.4  Listing and Registration of Shares. Each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase of Shares thereunder, or that action by the Company, its shareholders, or the Participant should be taken in order to obtain an exemption from any such requirement or to continue any such listing, registration, or qualification, no Option may be exercised, in whole or in part, unless and until such listing, registration, or qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee.  Without limiting the generality of the foregoing, each Participant or his or her legal representative or beneficiary may also be required to give satisfactory assurance that such person is an eligible purchaser under applicable securities laws, and that the shares purchased upon exercise of an Option are binding purchased for investment and not with a view to distribution; certificates representing such shares may be legended accordingly.

10.5  Compliance with Rule 16b-3. All elections and transactions under this Plan by individuals subject to Rule 16b-3, promulgated under section 16(b) of the Exchange Act, or any successor to such Rule, are intended to comply with at least one of the exemptive conditions under such Rule.  The Committee shall establish such administrative guidelines to facilitate compliance with at least on such exemptive condition under Rule 16b-3 as the Committee may deem necessary or appropriate.

10.6  Taxes.

(a)  Payment to Company. The Company will have the power and right to deduct or withhold, or require a Participant to remit to the Company an amount sufficient to satisfy all federal, state, local or other taxes including the withholding requirements of any jurisdiction outside the United States (the “Withholding Requirements”) or make other arrangements satisfactory to the Committee with regard to such Withholding Requirements before the delivery of any Shares.

(b)  Election to Withhold Shares. The Committee, in its discretion, may permit or require the Participant to satisfy the withholding requirements, in whole or in part, by electing to have the Company withhold Shares (or by returning previously acquired Shares to the Company); provided, however, that the Company may limit the number of Shares withheld to satisfy the Withholding Requirements to the extent necessary and if by so doing adverse accounting consequences will be avoided.  Shares shall be valued, for purposes of this subsection (b), at their Fair Market Value (determined as of the date an amount is includible in income by the Participant (the “Determination Date”), rather than the date of grant).  If Shares acquired by the exercise of an ISO are used to satisfy the Withholding Requirements, the Committee may require that such Shares must have been held by the Participant for a period of not less than the holding period described in Section 422(a)(1) of the Code as of the Determination Date.  The Committee shall adopt such withholding rules as it deems necessary to carry out the provisions of this Section.

10.7  Transferability of Options. No Option may be transferred other than by will or by the laws of descent and distribution.  During a Participant’s lifetime an Option requiring exercise may be exercised only by the Participant (or if the Participant becomes incapacitated, by the individual(s) legally appointed to act on the Participant’s behalf).

10.8  Registration. If the Participant is married at the time Shares are delivered and if the Participant so requests at such time, the certificate or certificates for such Shares shall be registered in the name of the Participant and the Participant’s spouse, jointly, with right of survivorship.

10.9  Acquisitions. Notwithstanding any other provision of this Plan, Awards may be granted hereunder in substitution for awards held by employees and directors of other entities who are about to, or have, become employees or directors of the Company or a Related Corporation as a result of a merger, consolidation, acquisition of assets or similar transaction by the Company or the Related Corporation.  The terms of the substitute Awards so granted may vary from the terms set forth in this Plan to such extent as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted; provided, however, that no substitute Award shall be granted which will subject the Award to section 409A of the Code (if it previously was not subject to such Code section).

10.10  Replacement of Outstanding Options. The Committee, in accordance with Section 409A of the Code, shall have the authority to cancel, at any time and from time to time, with the consent of the affected participants, any or all outstanding Options under the Plan and to grant in substitution therefore, new Options under the Plan covering the same or a different number of Shares but having a per share purchase price not less than the greater of par value or 100% of the Fair Market Value of a Share on the new date of the grant.  The Committee may permit the voluntary surrender of all or a portion of any Option to be condition upon the granting to the participant under the Plan of a new Option for the same or a different number of Shares as the Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant.  Any new Option shall be exercisable at the price, during the period, and in accordance with ay other terms and conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, and any other terms or conditions of the Option surrendered.

10.11  Employment/Service Rights. Neither the adoption of the Plan nor the grant of an Award will confer on any individual any right to continued employment by or service with the Company or any of its Related Corporations or affect in any way the right of any of the foregoing to terminate an employment or service relationship at any time.

10.12  Indemnification of Board and Committee. Without limiting any other rights of indemnification that they may have from the Company or any of its Related Corporations, the members of the Board and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by the in connections with any claim, action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan or any Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part.  Upon the making or institution of any such claim, action, suit or proceeding, the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his or her own behalf.  The provisions of this Section shall not give members of the Board or the Committee greater rights than they would have under the Company’s bylaws or applicable laws.

10.13  Application of Funds. Any cash proceeds received by the Company from the sale of Shares pursuant to Awards shall be added to the general funds of the Company.  Any Shares received in payment for additional Shares upon exercise of an Option shall become treasury stock.

10.14  Termination of Service. In no event shall a Participant be considered to have terminated his service with the Company and its Related Corporations if his status changes from employee to director or vice versa, or from consultant to employee or vice versa.

10.15  Governing Law. The Plan shall be governed by the applicable Code provisions to the maximum extent possible.  Otherwise, the laws of the State of Nevada (without reference to the principles of conflict of laws) shall govern the operation of, and the rights of employees, consultants and directors under, the Plan and Awards.

IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed this 17th day of October 2007.

RED PEARL ACQUISITION CORP.

By: Brian Haveson
Title: Chairman, President, Chief executive Officer

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